AMP INCORPORATED
              SUPPLEMENTAL  EXECUTIVE PENSION PLAN

                        (January 1, 1997)


                            SECTION 1
                          INTRODUCTION

          1.1. Intent of Plan

     The intention of the AMP Incorporated Supplemental Executive Pension Plan (the "Plan") is to provide a supplemental pension benefit to designated Retirees whose benefit under the AMP Incorporated Pension Plan and the Pension Restoration Plan are not deemed sufficient by the Company's Board of Directors because they joined the Company's employ in the middle of their career and they will be unable to accrue a level of benefits that the Board deems sufficient based on competitive data available to it.


                            SECTION 2
                         EFFECTIVE DATE

          2.1. The Plan is effective as of January 1, 1997.


                            SECTION 3
                           DEFINITIONS

          3.1. Administrator means that person responsible for the administration of the Plan as set forth in Section 10 hereof.

          3.2. Code means the Internal Revenue Code of 1986, as amended.

          3.3. Company means AMP Incorporated and any subsidiary or affiliate thereof that has adopted this Plan.

          3.4. Employee means any person who is regularly employed by the Company in an executive capacity and who the Company's Compensation and Management Development Committee selects as being eligible for a benefit under this Plan. Employees so eligible for a benefit shall be listed on Appendix A from time to time. "Employee" also includes any such individual while on an authorized leave of absence granted by the Company.

          3.5. Pensionable Earnings means an Employee's highest three consecutive calendar years' average earnings, where the earnings amount for a given calendar year is the sum of the Employee's annual earnings rate in effect on the last day of that year and the annual cash bonus earned with respect to that year under the Company's Management Incentive Plan (or its replacement plan). For this purpose, only complete calendar years prior to the Retiree's Retirement Date shall be taken into account and any deferrals of annual earnings or bonus amounts under a plan maintained by the Company pursuant to Code Section 401(k) or 125 or under a non-qualified deferred compensation arrangement shall be disregarded.

          3.6. Pension Plan means the AMP Incorporated Pension Plan.

          3.7. Pension Restoration Plan means the AMP Incorporated Pension Restoration Plan.

          3.8. Retiree means any retired Employee listed on Appendix A, a joint annuitant of such Retiree or a beneficiary of such Retiree who is entitled to receive benefits under this Plan.

          3.9. Retirement Date means the date of actual retirement of a Retiree, which may be his normal, early or postponed Retirement Date under the provisions of the Pension Plan, and which is ordinarily the first day of the month next following the Retiree's last day worked.

          3.10. Years of Service means the years or parts thereof of an Employee's actual period of employment with the Company, as further defined and limited in the Pension Plan, plus any additional credit granted to the Employee for Plan purposes by written employment agreement.


                            SECTION 4
                          COSTS OF PLAN

          4.1. All costs of this Plan, including the administration thereof, shall be born by the Company and no contributions to this Plan shall be required from Employees.


                            SECTION 5
          ELIGIBILITY FOR AND COMMENCEMENT OF BENEFITS

          5.1. For periods of time after December 31, 1996, an Employee shall be eligible for the benefits provided by this Plan only if the Employee is listed on Appendix A hereto by name, and no benefit under the Plan shall accrue to an Employee prior to the Employee's eligibility effective date specified in Appendix A. Payment of the benefits provided by this Plan shall ordinarily commence concurrently with the commencement of Pension Plan and Pension Restoration Plan benefits on the Retiree's Retirement Date without the necessity of filing an application under this Plan for such benefits; provided, however, that in the event that commencement occurs prior to age 60, the benefits provided by this Plan shall be reduced by .5% per month for each month that commencement occurs prior to age 60, but there shall be no reduction for benefits that commence on or after the Retiree attains age 60.

                            SECTION 6
                  AMOUNT AND PAYMENT OF BENEFIT

          6.1. Effective for Retirement Dates that occur after January 1, 1997, a Retiree's annual accrued benefit under this Plan, payable as a single life annuity, shall have a value on a pre-tax basis that is equal to the difference between (A) and (B), where (A) is the percentage of the Employee's Pensionable Earnings, but disregarding any reductions or restrictions on such earnings as a result of a limitation imposed by the Code, specified by the Compensation and Management Development Committee, and listed on Appendix A opposite the Employee's name and (B) is the annual accrued benefit actually payable to the Retiree under the Pension Plan and the Pension Restoration Plan as a single life annuity. Plan benefits, although computed as an annual amount, shall be payable in monthly installments.


                            SECTION 7
                         FORM OF BENEFIT

        7.1. If an Employee who becomes eligible to receive benefits under this Plan has elected an optional form of benefit under the Pension Plan, any benefits to be paid under this Plan will be paid in the same optional form as the benefit paid by the Pension Plan and the Employee's designations as to joint annuitant(s) and beneficiary(ies) made under the Pension Plan will apply under this Plan, with the exception that the Retiree may elect payment of his Plan benefit in a single lump sum distribution, provided such election is made at least three months prior to, and in the calendar year prior to, the Retirement Date. In converting the Plan benefit to an optional form, the same actuarial equivalence factors in use under the Pension Plan shall be used. The mortality and interest rate assumptions used to convert a Plan benefit into a single lump sum amount shall be as reflected in Appendix B.


                            SECTION 8
                         DEATH BENEFITS

          8.1. Death Before Retirement

     A death or survivor benefit shall be payable under this Plan in the event of death before retirement, provided that the Employee has completed at least five Years of Service and a survivor benefit is payable under the provisions of the Pension Plan. In such event, the amount of the annual benefit payable under this Plan to the surviving spouse entitled to benefits under the Pension Plan will be the difference between (A) and (B), where (A) is 50% of the percentage of the Employee's Pensionable Earnings listed on Appendix A opposite the Employee's name, and (B) is the survivor benefit actually payable under the Pension Plan and the Pension Restoration Plan. All survivor benefits under this Plan will cease or reduce at the same time and in the same manner as survivor benefits are terminated or reduced under the provisions of the Pension Plan.

          8.2. Death After Retirement

     A death or survivor benefit shall be payable under this Plan in the event of death after retirement only if the Retiree has elected and is receiving his Plan benefit in the form of a joint and survivor annuity or certain and continuous annuity and such form of payment, by its terms, calls for continuing benefit payments after the Retiree's death.


                           SECTION 9
                   SEPARATION FROM EMPLOYMENT

          9.1. Upon an Employee's separation from Company employment prior to being credited with five Years of Service with the Company, the Employee's rights to any benefits under this Plan will cease. If the Employee has completed at least five Years of Service with the Company at the time of separation from employment, the Employee's rights will be as follows:

          Years of Service              Percentage Vested

          At least 5                         50%
          At least 6                         60%
          At least 7                         70%
          At least 8                         80%
          At least 9                         90%
          10 or more                        100%

         9.2. Notwithstanding the foregoing, all rights of an Employee to any benefits under this Plan will cease upon separation from Company employment prior to the Employee's Retirement Date; provided however, that, upon a Change of Control of AMP Incorporated, all rights of all Employees who have accrued a benefit under the Plan shall be fully vested.

          9.3. For the purposes of this Section 9, a "Change of Control" of AMP Incorporated shall mean:

          (a) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of AMP Incorporated ("AMP"), not including in the securities beneficially owned by such Person any securities acquired directly from AMP or its affiliates, representing 30% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities; or

          (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of AMP) whose appointment or election by the Board or nomination for election by AMP's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved; or

          (c) there is consummated a merger or consolidation of AMP with any other corporation or the issuance of voting securities of AMP in connection with a merger or consolidation of AMP (or any direct or indirect subsidiary of AMP) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation that would result in the voting securities of AMP outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of AMP, or such surviving entity or any parent thereof, outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of AMP (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of AMP (not including in the securities beneficially owned by such Person any securities acquired directly from AMP or its affiliates)representing 30% or more of either the then outstanding shares of common stock of AMP or the combined voting power of AMP's then outstanding securities; or

          (d) the stockholders of AMP approve a plan of complete liquidation or dissolution of AMP or there is consummated an agreement for the sale or disposition by AMP of all or substantially all of AMP's assets, other than a sale or disposition by AMP of all or substantially all of AMP's assets to an entity, at least 70% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of AMP immediately prior to such sale.

          (e) For the purpose of this Section, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include:

               (i)  AMP or any of its subsidiaries;

               (ii) a trustee or other fiduciary holding securities under an employee benefit plan of AMP or any of its subsidiaries;

               (iii)an underwriter temporarily holding securities pursuant to an offering of such securities; or

               (iv) a corporation owned, directly or indirectly, by the stockholders of AMP in substantially the same proportions as their ownership of stock of AMP


                           SECTION 10
                         ADMINISTRATION

          10.1.     Administrator

     The Administrator of the Pension Plan shall act as the Administrator of this Plan.

          10.2.     Interpretation of Provisions

     The Administrator shall have the full and absolute discretionary power and authority to administer the Plan, interpret the provision of the Plan, and decide questions arising in its administration. The decisions and interpretations of the Administrator shall be final and binding on the Company, its Employees and all other persons.

          10.3.     Records of Administration

     The Administrator shall keep records reflecting the administration of this Plan which shall be subject to audit by the Company.

          10.4.     Denial of Claim

     The Administrator shall, inter alia, provide adequate notice in writing to any Employee or beneficiary whose claim for benefit under this Plan has been denied, setting forth the specific reasons for such denial. The Employee or beneficiary will be given an opportunity for a full and fair review by the Administrator of the decision denying the claim. The Employee or beneficiary shall be given 30 days from the date of the notice denying any such claim within which to request such review.

          10.5.     Liability of the Administrator

     The Administrator shall not be liable for any action taken in good faith or for the exercise of any power grant to the Administrator, except to the extent that such liability is imposed by law as a result of a breach by the Administrator of his fiduciary responsibilities.


                           SECTION 11
            FACILITY OF PAYMENT AND LAPSE OF BENEFITS

          11.1.     Provision for Incapacity

     If the Administrator deems any person entitled to receive any payment under the provisions of this Plan incapable of receiving or disbursing the same by reason of minority, illness or infirmity, mental incompetency, or incapacity of any kind, the Administrator may, in his sole discretion, take any one or more of the following actions: he may apply such payment directly for the health, support and maintenance of such person; he may reimburse any person for any such support theretofore supplied to the person entitled to receive any such payment; or he may pay such payment to any other person selected by him to disburse such payment for the health, support and maintenance of the person entitled thereto, including, without limitation to any relative who has undertaken, wholly or partially, the expense of such person's comfort, care and maintenance, or any institution in whose care or custody the person entitled to the payment may be. The Administrator may, in his sole discretion, deposit any payment due to a minor to the minor's credit in any savings or commercial bank of the Administrators choice.

          11.2.     Payments or Deposits

     Payments or deposits made pursuant to any provision of this Section shall be a complete discharge, to the extent thereof, of all liability under the provisions of this Plan, or otherwise, of the Administrator, the Company and this Plan, and the receipt by the person or persons receiving any such payment distribution or deposit shall be a complete acquittance therefore and there shall be no liability to see to the application of any payments, distributions or deposits so made.


                           SECTION 12
                       GENERAL PROVISIONS

          12.1.     Frequency and Duration of Payments

     Except in the case where an Employee has elected payment in the form of a single lump sum distribution, all benefits under this Plan shall be paid in monthly installments at the beginning of the month to which the payment applies and shall cease with the month of the retired Employee's death unless continued to a beneficiary or joint annuitant in accordance with other provisions of this Plan.

          12.2.     Payments and Benefits Not Assignable

     Payments to and benefits under this Plan are not assignable or subject to anticipation or alienation since they are primarily for the support and maintenance of the Employees and their joint annuitants or beneficiaries. Furthermore, such payments shall not be subject to attachment, seizure, or levy by creditors or through legal process against the Company, the Administrator, any trustee or other funding agent, or any Employee, Retiree, or survivor.

          12.3.     No Right of Employment

     The provisions of this Plan shall not give an Employee the right to be retained in the service of the Company.


          12.4.     Adjustments

     At the request of the Company, the Administrator may, with respect to a Retiree, adjust such Retiree's benefit under this Plan or make such other adjustments with respect to such Retiree as are required to correct administrative errors or provide benefits in a manner consistent with the intent and purpose of this Plan.


                           SECTION 13
                  AMENDMENTS AND DISCONTINUANCE

          13.1.     Amendment of Plan

     This Plan may be amended by action of the Board of Directors of the Company.

          13.2.     Termination

     The Company intends to continue this Plan indefinitely but reserves the right to terminate it at any time by action of the Board of Directors of the Company.

          13.3.     Effect of Amendment or Termination

     No amendment or termination of this Plan may adversely affect the benefit payable to any Retiree receiving benefits under the Plan prior to the effective date of the amendment or termination, or to any Employee who, as of such date, was eligible to retire with an immediate allowance under the Pension Plan, or as to any Employee who has prior to such amendment or termination accrued a vested benefit payable hereunder.

          EXECUTED at Harrisburg, Pennsylvania this 9th day of June, 1997.


                                   AMP Incorporated


                                   By:   /s/   J. E. Marley
                                     Its:   Chairman of the Board


                                   And:   /s/   D. F. Henschel
                                     Its:   Corporate Secretary

                           APPENDIX A


The following are Employees for purposes of the Plan on and after the indicated effective date:


                                                        Eligibility
    Name               SSAN          Percentage        Effective Date
    ----               ----          ----------        --------------
Hassan, Javad       ###-##-####         40%               04/22/97
Lemaitre, Philippe  ###-##-####         30%               04/22/97
Ripp, Robert        ###-##-####         30%               04/22/97


                           APPENDIX B
                               TO
                        AMP INCORPORATED
                    PENSION RESTORATION PLAN


Interest Rate:          the average for the 12-months preceding
                        the Retirement Date in question of the interest rate payable on 30-year US Treasury bills of constant maturity.

Mortality Table:        1983 Group Annuity Mortality table using
                         50-50 blended male/female life
                            expectancies at each age.